UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 1, 2006

NEUROMETRIX, INC.

(Exact name of registrant as specified in charter)

Delaware	000-50856	04-3308180
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

62 Fourth Avenue
Waltham, Massachusetts  02451
(Address of Principal Executive Offices)  (Zip Code)

(781) 890-9989
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition.

On May 1, 2006, NeuroMetrix, Inc. issued a press release announcing its financial results for the first quarter ended March 31, 2006.  The full text of the press release and the related attachments are furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(c)            Exhibits.

Exhibit No.	Description
99.1	Press Release of NeuroMetrix, Inc. dated May 1, 2006, including attachments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROMETRIX, INC.

Dated: May 1, 2006	By:	/s/ Shai N. Gozani, M.D., Ph.D.
Shai N. Gozani, M.D., Ph.D.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of NeuroMetrix, Inc. dated May 1, 2006, including attachments.